UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

IGNIS PETROLEUM GROUP, INC.
(Exact name of registrant in its charter)

NEVADA	000-50929	16-1728419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(214) 459-8188
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2006, we entered into a letter agreement with Roger A. Leopard, whereby Mr. Leopard agreed to serve as a director of the Company in exchange for the equivalent of $1,500 in Swiss Francs quarterly and the issuance to Mr. Leopard of 180,000 shares of our common stock over a three year period, subject to his continued service as a director, to vest in accordance with the following schedule:

•                   30,000 shares immediately; and

•                   25,000 shares every six months beginning July 20, 2006 and ending January 20, 2009.

On January 20, 2006, we entered into a letter agreement with Geoff Evett, whereby Mr. Evett agreed to continue serving as a director of the Company in exchange for $1,500 quarterly and the issuance to Mr. Evett of 180,000 shares of our common stock over a three year period, subject to his continued service as a director, to vest in accordance with the following schedule:

•                   30,000 shares immediately; and

•                   25,000 shares every six months beginning July 20, 2006 and ending January 20, 2009.

The foregoing is a summary of the terms of the subscription agreement, warrant an loan agreement described above and does not purport to be complete and is qualified in its entirety by reference to the full text of the subscription agreement, warrant and loan agreement, copies of which are attached to this report as exhibits and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The issuance of shares of our common stock and warrants to Petrofinanz GmbH described in Item 1.01 above is incorporated in this Item by reference. All such shares and warrants were issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption provided by Regulation S promulgated under the Securities Act as an offer and sale made outside of the United States and by Rule 506 and/or Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Apptoinment of Principal Officers.

TOn January 24, 2006, our board of directors elected Roger A. Leopard to fill a previously vacant seat on our board of directors. The letter agreement with Mr. Leopard described in Item 1.01 above is incorporated in this Item by reference. We do not have any committees of our board of directors, nor do we have any current plans to create any committees of our board of directors. Neither Mr. Leopard nor any member of his immediate family has been a party to or had any direct or indirect material interest in any transaction with us or in any presently proposed transaction.

Item 9.01 Financial Statements and Exhibits.

          (c)           Exhibits.

Exhibit Number	Description
10.1	Letter agreement, dated January 20, 2006, by and between Ignis Petroleum Group, Inc. and Roger A. Leopard

10.2	Letter agreement, dated January 20, 2006, by and between Ignis Petroleum Group, Inc. and Geoff Evett

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.

Date: January 26, 2006	By:	/s/ TIMOTHY HART
Timothy Hart Chief Financial Officer